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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 12, 2005

                               IPC HOLDINGS, LTD.
             (Exact Name of Registrant as Specified in its Charter)

              BERMUDA                   No. 0-27662        NOT APPLICABLE
    (State or other Jurisdiction        (Commission        (IRS Employer
         of Incorporation)             File Number)     Identification No.)

         AMERICAN INTERNATIONAL BUILDING,
                 29 RICHMOND ROAD,
                 PEMBROKE, BERMUDA                         HM 08
     (Address of Principal Executive Offices)           (Zip Code)

                                 (441) 298-5100
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

      On December 15, 2005, IPC Holdings, Ltd. (the "Company") announced that Joseph C.H. Johnson, the Chairman of the Board of Directors (the "Board") of the Company, would be retiring from the Board and from the board of directors of IPCRe Limited effective December 31, 2005. No disagreement between Mr. Johnson and the Company that would require disclosure under Item 5.02(a) of Form 8-K has occurred.

      At its meeting on December 12, 2005, the Board unanimously elected Frank Mutch (who has served as a Director of the Company and IPCRe Limited since 1996 and as the Chairman of the Audit Committee of the Board since 2000, and who was a consultant with the law firm of Conyers Dill & Pearman from 1994 to 2000 after serving as a partner in that firm from 1981 to 1994) to serve as Chairman of the Board and as Chairman of the board of directors of IPCRe Limited effective January 1, 2006. In addition, the Board, at the same meeting, pursuant to the Bye-Laws of the Company, unanimously elected Mr. S. George Cubbon as a Director of the Company and IPCRe Limited effective January 1, 2006.

      Mr. Cubbon, a Bermudian, is currently the President and Chief Executive Officer of American International Company, Ltd. Mr. Cubbon has a Bachelor of Engineering degree and is a Chartered Management Accountant. He joined American International Company, Ltd., AIG's Bermuda-based management company, in 1981 as Accounting Manager in the Joint Ventures Department where he was responsible for the accounting and finance functions for AIG's joint ventures with the state insurance companies of China, Hungary, Poland and Romania. In 1987, he was appointed Vice President and Comptroller of American International Reinsurance Company and in 1990 he was appointed Vice President and Comptroller of American International Company, Ltd. Mr. Cubbon also served as Vice President, Finance of the Company and of IPCRe Limited from those companies' formation in 1993 until July 1996. With Mr. Cubbon's election, each of the Company and IPCRe Limited is maintaining the present size of its respective board of directors at six members.

      Mr. Mutch and Mr. Cubbon will serve in their capacities until the next Annual General Meeting of Shareholders to be held in 2006 or until their respective successors are elected or appointed or their office is otherwise vacated.

      A copy of the press release issued by the Company is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1  Press Release, dated December 15, 2005.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         IPC HOLDINGS, LTD.

Date: December 15, 2005                      By   /s/ James P. Bryce
                                               -------------------------------
                                                    James P. Bryce
                                                     President and
                                                Chief Executive Officer